UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2006

FORTUNE BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tower Parkway

Lincolnshire, IL 60069

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (847) 484-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

Reference is made to Exhibit 99.1 hereto which sets forth certain unaudited pro forma financial information as of September 30, 2005 and for the nine months ended September 30, 2005 and the years ended December 31, 2004, 2003 and 2002, which information is incorporated herein by reference.

In addition, the pro forma financial information is being filed in conjunction with a U.S. debt offering by the Registrant.

On January 3, 2006, Fortune Brands, Inc. (the “Company”) received a consent, filed herewith as Exhibit 23.1, from PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent registered public accounting firm, to the incorporation by reference in the Registration Statement and Post-Effective Amendment on Form S-3, (Registration Nos. 333-113855 and 333-76371) of the Company (the “Registration Statement”), of PwC’s reported dated March 4, 2005 relating to the financial statements, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information.

(i)	Pro Forma Financial Information

Introduction to the Pro Forma Financial Information

Unaudited Pro Forma Combined Balance Sheet of Fortune Brands, Inc. at September 30, 2005 and related notes

Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the nine month period ended

      September 30, 2005 and related notes

Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the year ended December 31,

      2004 and related notes

Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the year ended December 31,

      2003 and related notes

Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the year ended December 31,

      2002 and related notes

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP

99.1	Unaudited pro forma combined financial information for Fortune Brands, Inc.

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EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP

99.1	Unaudited pro forma combined financial information for Fortune Brands, Inc.

	Introduction to Pro Forma Combined Financial Information	F-1

	Unaudited Pro Forma Combined Balance Sheet of Fortune Brands, Inc. as of September 30, 2005	F-3

	Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the nine month period ended September 30, 2005	F-5

	Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the year ended December 31, 2004	F-6

Notes to the Pro Forma Combined Balance Sheet of Fortune Brands, Inc. as of September 30, 2005 and the Combined Statements of Income for the nine month period ended September 30, 2005 and the year ended December 31, 2004

F-7

	Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the year ended December 31, 2003	F-10

	Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the year ended December 31, 2002	F-11

	Notes to the Pro Forma Combined Statements of Income of Fortune Brands, Inc. for the years ended December 31, 2003 and 2002	F-12

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC.
(Registrant)

By	/s/ Craig P. Omtvedt
Name:	Craig P. Omtvedt
Title:	Senior Vice President and
Chief Financial Officer

Date: January 4, 2006

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